Exhibit 10.12

POWER OF ATTORNEY

This Power of Attorney (the “Power of Attorney”) is executed by LEO OU CHEN (ID No. ***) on April 10, 2014, and issued to LEO OU CHEN (ID No. ***) (the “Proxy”).

I, LEO OU CHEN, hereby grant to the Proxy a general proxy authorizing the Proxy to exercise, as my proxy and on my behalf, the following rights enjoyed by myself in my capacity as a shareholder of Reemake Media Co., Ltd. (the “Company”):

(1)	to propose the convening of, and attend, shareholders’ meetings as my proxy in accordance with the articles of association of the Company;

(2)	to exercise, as my proxy, voting rights on all matters that shall be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the directors and other senior management that shall be appointed by the shareholders’ meeting of the Company; and

(3)	to exercise, as my proxy, other voting rights of shareholders under the articles of association of the Company (including other voting rights of shareholders arising after amendments to such articles of association).

This Power of Attorney shall take effect upon its execution. I hereby irrevocably confirm that, unless Beijing Silvia Technology Service Co., Ltd. (the “WFOE”) serves me a written notice to replace the Proxy, this Power of Attorney will be valid until the expiry or early termination of the Amended and Restated Shareholders’ Voting Rights Agreement dated January 24, 2014 by and among the WFOE, the Company and the shareholders of the Company.

It is hereby authorized.

Name: LEO OU CHEN

By: /s/ LEO OU CHEN

Date: April 10, 2014

POWER OF ATTORNEY

This Power of Attorney (the “Power of Attorney”) is executed by YUSEN DAI (ID No. ***) on April 10, 2014, and issued to LEO OU CHEN (ID No. ***) (the “Proxy”).

I, YUSEN DAI, hereby grant to the Proxy a general proxy authorizing the Proxy to exercise, as my proxy and on my behalf, the following rights enjoyed by myself in my capacity as a shareholder of Reemake Media Co., Ltd. (the “Company”):

(1)	to propose the convening of, and attend, shareholders’ meetings as my proxy in accordance with the articles of association of the Company;

(2)	to exercise, as my proxy, voting rights on all matters that shall be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the directors and other senior management that shall be appointed by the shareholders’ meeting of the Company; and

(3)	to exercise, as my proxy, other voting rights of shareholders under the articles of association of the Company (including other voting rights of shareholders arising after amendments to such articles of association).

This Power of Attorney shall take effect upon its execution. I hereby irrevocably confirm that, unless Beijing Silvia Technology Service Co., Ltd. (the “WFOE”) serves me a written notice to replace the Proxy, this Power of Attorney will be valid until the expiry or early termination of the Amended and Restated Shareholders’ Voting Rights Agreement dated January 24, 2014 by and among the WFOE, the Company and the shareholders of the Company.

It is hereby authorized.

Name: YUSEN DAI

By: /s/ YUSEN DAI

Date: April 10, 2014

POWER OF ATTORNEY

This Power of Attorney (the “Power of Attorney”) is executed by HUI LIU (ID No. ***) on April 10, 2014, and issued to LEO OU CHEN (ID No. ***) (the “Proxy”).

I, HUI LIU, hereby grant to the Proxy a general proxy authorizing the Proxy to exercise, as my proxy and on my behalf, the following rights enjoyed by myself in my capacity as a shareholder of Reemake Media Co., Ltd. (the “Company”):

(1)	to propose the convening of, and attend, shareholders’ meetings as my proxy in accordance with the articles of association of the Company;

(2)	to exercise, as my proxy, voting rights on all matters that shall be discussed and resolved by the shareholders’ meeting, including but not limited to the appointment and election of the directors and other senior management that shall be appointed by the shareholders’ meeting of the Company; and

(3)	to exercise, as my proxy, other voting rights of shareholders under the articles of association of the Company (including other voting rights of shareholders arising after amendments to such articles of association).

This Power of Attorney shall take effect upon its execution. I hereby irrevocably confirm that, unless Beijing Silvia Technology Service Co., Ltd. (the “WFOE”) serves me a written notice to replace the Proxy, this Power of Attorney will be valid until the expiry or early termination of the Amended and Restated Shareholders’ Voting Rights Agreement dated January 24, 2014 by and among the WFOE, the Company and the shareholders of the Company.

It is hereby authorized.

Name: HUI LIU

By: /s/ HUI LIU

Date: April 10, 2014